UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2013

O'CONNOR FUND OF FUNDS: MASTERS
(Exact Name of Registrant as Specified in its Charter)

Delaware	811-22859	36-7628249
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

677 Washington Boulevard
Stamford, Connecticut	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 719-1428

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This current report on Form 8-K relates to the unaudited financial statements of O'Connor Fund of Funds: Masters LLC (the "Predecessor Fund"), the predecessor of O'Connor Fund of Fund: Masters, for the six-month period ended June 30, 2013.  The Predecessor Fund's unaudited financial statements for the six-month period ended June 30, 2013 are attached hereto as Exhibit 99.1 and are being filed herewith.

Item 9.01.  Exhibits.

(d)	Exhibit.

99.1—Unaudited Financial Statements for the Six-Month Period Ended June 30, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O'CONNOR FUND OF FUNDS: MASTERS

Date: September 30, 2013	By:	/s/ Dylan Germishuys
	Name:	Dylan Germishuys
	Title:	Authorized Person

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit	Exhibit Description

99.1	Unaudited Financial Statements for the Six-Month Period Ended June 30, 2013